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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 2, 2005

Thunder Mountain Gold, Inc.

(Exact Name of Registrant as Specified in its Charter)

Idaho	001-08429	91-1031075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1239 Parkview Drive, Elko, Nevada	89801
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (775) 738-9826

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873  (6-04)

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

See item 2.01

ITEM 2.01

COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

A.

On September 1, 2005, the Registrant entered into the following transactions with Estate of Ronald C. Yanke and Donald J. Nelson: (i) The Company acquired 4,345,966.34 shares or what was represented to be all of the outstanding common stock in the DEWEY MINING CO., INC., an Idaho corporation. (ii) The Company also acquired 1,883,525 shares of common stock in the Company; and (iii)  Such common stock was acquired from the Estate of Ronald C. Yanke and Donald J. Nelson, in return for $3,300,000 paid to the Estate of Ronald C. Yanke and Donald J. Nelson on September 1, 2005.

B.

On September 1, 2005, the Company, DEWEY MINING CO., INC., an Idaho corporation, and THE TRUST FOR PUBLIC LAND, a California nonprofit public benefit corporation, entered into the following transactions: (i) The Company disposed of all of its right, title, and interest, in real property and mining claims  in Valley County, Idaho, to THE TRUST FOR PUBLIC LAND; (ii) DEWEY MINING CO., INC., an Idaho corporation, disposed of all of its right, title, and interest, in real property and mining claims  in Valley County, Idaho to THE TRUST FOR PUBLIC LAND; (iii) The purchase price was at least $5,500,000, with the Registrant receiving on September 2, 2005,  approximately $2,199,406 after payment of $3,300,000,000 for the stock acquisition transactions with Estate of Ronald C. Yanke and Donald J. Nelson; and (iv) THE TRUST FOR PUBLIC LAND agreed to certain indemnification and release provisions as to environmental and other liabilities, for the Company, Dewey Mining Co., Inc., their officers, directors, shareholders, and others.

C.

Closing for all of the foregoing transactions occurred on September 1, 2005. The foregoing transactions are subject to ratification by shareholders of the Company.

D.

Dewey Mining Co., Inc. filed Articles of Dissolution,  with the State of Idaho, which were declared effective September 6, 2005

ITEM 8.01 OTHER EVENTS

See Item 2.01 for certain transactions related to the expected acquisition and disposition of assets.

ITEM 9.01

FINANCIAL STATEMENTS AND EXHIBITS

EXHIBITS

10.1

Stock Purchase and Sale Agreement between Estate of Ronald C. Yanke and Donald J. Nelson and Thunder Mountain Gold, Inc.

10.2

Agreement Regarding Termination of Prior Contracts, Release and Indemnification

10.3

Acquisition Agreement between Thunder Mountain Gold, Inc. and Dewey Mining Co., Inc., and The Trust for Public Land

10.4

Articles of Dissolution, Dewey Mining Co.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THUNDER MOUNTAIN GOLD, INC.

                                          (Registrant)

By: /s/ E. JAMES COLLORD

-------------------------------------------------

E.  James Collord

President, Director and Chief Executive Officer

Dated:  September 22, 2005

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